Exhibit 32(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Transtech Industries, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew J. Mayer, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1)  The  Report  fully complies with the  requirements  of
Section  13(a) or 15(d) of the Securities Exchange Act  of  1934;
and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Andrew J. Mayer, Jr.

    Andrew J. Mayer, Jr.
    Chief Financial Officer
    and Principal Financial and Accounting Officer
    November 14, 2003